UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2010

SVB Financial Group

(Exact name of registrant as specified in its charter)

Delaware	000-15637	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3003 Tasman Drive, Santa Clara, CA 95054-1191

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 654-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 8.01	Other Events.

SVB Financial Group (the “Company”) is filing this Current Report on Form 8-K to update its historical financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2009 (“2009 10-K”), to reflect, for all periods presented, a reorganization of the Company’s operating segments effective January 1, 2010. This report is issued for the purpose of incorporating the contents of this report in the Registration Statement on Form S-3 which we intend to file substantially concurrently herewith. Under Securities and Exchange Commission (the “SEC”) guidance, the revised segment financial reporting required by Accounting Standards Codification 280 should be provided for previously-issued financial statements included in the Company’s 2009 10-K, if those financial statements are incorporated by reference in filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements related to periods prior to the revised segment financial reporting.

Reorganization of Operating Segments

The reorganization of the Company’s operating segments was the result of changing the way we monitor performance and the results of our business. We have reclassified all prior period segment information to conform to the current presentation of our reportable segments. The segment reorganization did not change the Company’s previously reported consolidated financial position, results of operations or stockholders’ equity.

This report amends the following items included in the Company’s 2009 10-K:

•	“Management’s Discussion and Analysis of Financial Condition and Results of Operations” under Part II, Item 7; and

•	“Consolidated Financial Statements and Supplementary Data” under Part II, Item 8;

This report does not change any information contained in any other item of the Company’s 2009 10-K as originally filed on March 1, 2010. This report does not reflect events that have occurred after the original filing date of the 2009 10-K, except as described above. The revised Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data for the years ended December 31, 2009, 2008, and 2007 are incorporated by reference in this Item 8.01 and are attached to this current report on Form 8-K as Exhibit 99.1. This report should be read in conjunction with our 2009 10-K (except for Items 7 and 8 of Part II, which are contained in this report).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations and Audited Consolidated Financial Statements of SVB Financial Group, as of December 31, 2009 and December 31, 2008, and for each of the years in the three-year period ended December 31, 2009, including the Report of Independent Registered Public Accounting Firm dated March 1, 2010 and September 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2010	SVB FINANCIAL GROUP

	By:	/s/ MICHAEL DESCHENEAUX
	Name:	Michael Descheneaux
	Title:	Chief Financial Officer (Principal Financial Officer)

	By:	/s/ KAMRAN HUSAIN
	Name:	Kamran Husain
	Title:	Chief Accounting Officer (Principal Accounting Officer)

Exhibit Index

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations and Audited Consolidated Financial Statements of SVB Financial Group, as of December 31, 2009 and December 31, 2008, and for each of the years in the three-year period ended December 31, 2009, including the Report of Independent Registered Public Accounting Firm dated March 1, 2010 and September 15, 2010.